2. SIGNIFICANT CONCENTRATIONS OF CREDIT RISK	9 Months Ended
Sep. 30, 2017
Significant Concentrations Of Credit Risk
SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

Cash maintained at commercial banks is either insured by the Australian Government Guarantee up to $250,000 (AUD) or the U.S. Federal Deposit Insurance Corporation up to $250,000 (USD) in total at each bank. At September 30, 2017, cash did not exceed insured limits.

At September 30, 2017, credit risk for trade accounts is concentrated as well because 100% of the balances are receivable from one customer. To reduce credit risk, the Company performs ongoing credit evaluations of its customers’ financial conditions, but does not generally require collateral.